UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            FORM N-CSR


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-08721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/05

Date of reporting period: 04/01/04 - 03/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Global Technology
Fund, Inc.


Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Global Technology Fund, Inc.



Portfolio Information as of March 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Cisco Systems, Inc.                               3.6%
Symantec Corp.                                    3.4
Microsoft Corp.                                   3.3
Intel Corp.                                       3.1
Paychex, Inc.                                     3.0
EMC Corp.                                         2.7
eBay, Inc.                                        2.3
Texas Instruments, Inc.                           2.2
Maxim Integrated Products, Inc.                   2.2
Dell, Inc.                                        1.9


                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                    88.8%
Taiwan                                            1.8
Israel                                            1.8
South Korea                                       1.3
Canada                                            1.3
France                                            1.3
Finland                                           1.2
Singapore                                         1.0
Japan                                             0.8
China                                             0.7


                                               Percent of
                                                 Total
Sector Representation                         Investments

Semiconductors & Semiconductor Equipment         15.8%
Communications Equipment                         14.5
Software                                         12.2
Internet Software & Services                      9.9
Computers & Peripherals                           9.6
Electronic Equipment & Instruments                7.4
IT Services                                       5.6
Internet & Catalog Retail                         3.7
Media                                             1.9
Household Durables                                1.6
Other*                                           17.8

* Includes portfolio holdings in options and short-term investments.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%        + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00         + 5.41
International equities (MSCI Europe Australasia Far East Index)         +15.13         +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47         + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21         + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39         + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



A Discussion With Your Fund's Portfolio Managers


Looking ahead, we expect continued innovation from technology companies and continued volatility of share prices, both of which will drive stock selection for the portfolio.


How did the Fund perform during the fiscal year?

For the 12-month period ended March 31, 2005, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of -10.75%, -11.38%, -11.53%, -10.49% and
-11.04%, respectively. Fund results trailed the +6.69% return of the unmanaged Standard & Poor's 500 (S&P 500) Index and the -6.58% average return of the Lipper Science and Technology Funds category for the same period. (Funds in this Lipper category invest primarily in science and technology stocks.) The Fund also underperformed its composite index, a blended universe of the Goldman Sachs Technology Composite Index and the Morgan Stanley Capital International World Information Technology Index, which returned -5.13% for the 12-month period.

Performance improved in the second half of the year. For the six-month period ended March 31, 2005, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +7.32%, +6.86%, +6.71%, +7.36% and +7.04%, respectively. For the same period, the S&P 500 returned +6.88%, the Lipper category had an average return of +5.51% and the Fund's composite index returned +5.57%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)


What factors influenced Fund performance?

Aggressive portfolio positioning as we entered the fiscal year contributed to the underperformance for the period. We had anticipated that the improving economic conditions and technology fundamentals seen in 2003 would persist in 2004. However, fundamentals weakened, and tech stocks lost ground for most of the first half of the year. Although we adjusted our strategy, the Fund's positioning between April and mid-July 2004 led to the bulk of the underperformance.

After this time, Fund performance improved markedly, as we took advantage of depressed valuations to accumulate positions in high-quality companies at attractive prices. The result was more balanced subsector weightings, which contributed to outperformance in the second half of the year, although the changes could not compensate for the earlier losses. The media, Internet software and services, and information technology (IT) services subsectors provided the strongest contributions to results. On an individual stock basis, particular standouts included Sirius Satellite Radio, Inc., one of two U.S. leaders in satellite radio service; Digital River, Inc., an e-commerce firm; Seagate Technology, Inc., a maker of disk drives; Cognizant Technology Solutions Corporation, a software consultant; Ask Jeeves, Inc., an Internet search company; and CACI International Inc., a government technology contractor.

By contrast, the Fund's relative performance was hurt by its weightings in the electronic equipment manufacturers and services, semiconductors, and systems software sub-sectors. Individual detractors included chipmakers Agere Systems Inc., Silicon Laboratories Inc., ON Semiconductor Corporation and Cypress Systems Inc.; Internet search engine FindWhat.com, Inc.; Lexar Media, Inc., maker of memory cards for consumer electronics; and Siebel Systems, Inc., maker of customer-relationship software.


What changes were made to the portfolio?

The most notable change was a midyear reduction in semiconductor and software stocks. We also reduced the Fund's average market capitalization, ending the fiscal year with a bias toward small cap stocks. As many small cap technology companies performed poorly in the first quarter of 2005, we took advantage of this relative weakness by adding to our holdings in this area.

Late in the year, we reduced the portfolio's weightings in non-U.S. companies. Asian technology stocks materially outperformed their U.S. counterparts toward the end of the period, providing us with an opportunity to take profits. At March 31, 2005, approximately 86% of the portfolio consisted of companies based in North America, while Asian- and European-based stocks comprised approximately 14% of net assets.

The Fund's largest purchases during the past 12 months included Symantec Corporation, a maker of network-security products;
payroll processor Paychex, Inc.; online auction house eBay, Inc.; chipmaker Maxim Integrated Products, Inc.; and media company IAC/ InterActiveCorp. With Symantec and eBay, we believed that temporary factors led to the stocks' significant share-price corrections - providing us with the opportunity to build meaningful positions in these high-quality, large cap growth companies. The largest sales during the year included software makers Computer Associates International, Inc. and SAP AG; EMC Corporation, maker of data-storage products; Monster Worldwide, Inc., a recruitment advertising services company; and L.M. Ericsson Telephone, a wireless telecommunications equipment maker.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



How would you characterize the Fund's position at the close of the period?

As of March 31, 2005, the Fund had net assets of about
$341.9 million. The portfolio was overweight relative to the composite index in communications equipment, electronic equipment and instruments, Internet software and services, and application software. It was underweight in semiconductors, computers and peripherals, systems software and IT services.

With technology stocks range-bound over the past 12 months, our outlook remains similar to that of a year ago. We are concerned with historically high energy prices and rising interest rates. Neither factor has seriously hampered corporate profits so far, but both could become more problematic later in 2005. We believe valuations presently are quite reasonable as technology stock indexes are about 10% below their December 2004 highs, even as aggregate earnings estimates are unchanged to slightly higher.

Many analysts have discussed the lack of a "killer app(lication)" or other driver of future technology stock performance to rival the personal computer, cellular telephone or Internet. The absence of a similar blockbuster new market has been cited by some as indicating that technology investing is less interesting and will offer more modest returns going forward. We disagree. The technology market indeed has matured, and high penetration in most developed countries makes the emergence of a new, huge application less likely. However, we are focusing on technology markets with potentially transformational products that may generate significant revenue growth and, over time, help companies develop dominant, highly profitable franchises.

The first of these markets is satellite radio, dominated in the United States by Sirius Satellite Radio and XM Satellite Radio Holdings, Inc. Early on, satellite radio was viewed skeptically by traditional media companies and investors. However, the industry has seen huge growth in new customers. We believe the satellite business model could transform radio just as the Internet has changed classified advertising.

A second area of focus for the Fund is Internet paid search, in which merchants pay Internet advertising companies to feature their Web sites as a user's search results are displayed. Internet advertising has become a big and profitable market that continues to grow much more quickly than traditional advertising, as advertisers shift more of their budgets away from television, radio and print. The Fund's significant investments in this market include Yahoo! Inc.; IAC/InterActiveCorp, which recently announced its intent to acquire Ask Jeeves, Inc.; and Infospace, Inc.

Business intelligence software is a third area of emphasis for the Fund. Computer database technology allows companies to accumulate staggering amounts of customer and business data. Regulatory changes and security concerns have forced some companies to warehouse even more data. As recently as five years ago, companies amassed this information - including valuable histories of customer purchases, inventory and seasonal transaction patterns - but were not able to use it to make improved business decisions. Now, new applications and companies have emerged that allow companies to analyze this data and use it to compete more effectively. The Fund's investments in this area included Business Objects SA, the leader in decision support software; Interwoven, Inc., maker of content management software primarily serving corporate legal departments; and database software maker Oracle Corporation, which we believe could leverage its lead in the database market to drive success in its applications business.

In summary, we expect two constants from the technology market - continued innovation and continued volatility. We will continue to attempt to identify emerging themes and product cycles that we believe will allow companies to generate attractive returns for shareholders. We also will seek to take advantage of share price volatility to invest in high-quality companies at attractive prices and take profits in those technology stocks that we believe are trading at less compelling valuations.


Robert Zidar
Vice President and Co-Portfolio Manager


Dominic Vignola
Vice President and Co-Portfolio Manager


April 13, 2005



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                           6-Month            12-Month       Since Inception
As of March 31, 2005                                     Total Return       Total Return       Total Return
ML Global Technology Fund, Inc.--Class A Shares*            +7.32%             -10.75%            -28.88%
ML Global Technology Fund, Inc.--Class B Shares*            +6.86              -11.38             -32.64
ML Global Technology Fund, Inc.--Class C Shares*            +6.71              -11.53             -32.84
ML Global Technology Fund, Inc.--Class I Shares*            +7.36              -10.49             -27.66
ML Global Technology Fund, Inc.--Class R Shares*            +7.04              -11.04             -29.42
S&P 500 (R) Index**                                         +6.88              + 6.69             +15.25

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 6/26/98.

** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/26/98.

   S&P 500 is a trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Global Technology Fund, Inc.++
Class A Shares*

Date                              Value

6/26/1998**                     $ 9,475.00
March 1999                      $12,848.00
March 2000                      $28,122.00
March 2001                      $ 9,595.00
March 2002                      $ 7,814.00
March 2003                      $ 4,616.00
March 2004                      $ 7,550.00
March 2005                      $ 6,739.00


ML Global Technology Fund, Inc.++
Class B Shares*

Date                              Value

6/26/1998**                     $10,000.00
March 1999                      $13,480.00
March 2000                      $29,280.00
March 2001                      $ 9,909.00
March 2002                      $ 8,013.00
March 2003                      $ 4,686.00
March 2004                      $ 7,601.00
March 2005                      $ 6,736.00


Standard & Poor's 500 Index++++

Date                              Value

6/26/1998**                     $10,000.00
March 1999                      $11,475.00
March 2000                      $13,534.00
March 2001                      $10,600.00
March 2002                      $10,626.00
March 2003                      $ 7,995.00
March 2004                      $10,802.00
March 2005                      $11,525.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
     (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/05                  -10.75%          -15.44%
Five Years Ended 3/31/05                -24.85           -25.66
Inception (6/26/98)
through 3/31/05                         - 4.92           - 5.67

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/05                  -11.38%          -14.93%
Five Years Ended 3/31/05                -25.46           -25.76
Inception (6/26/98)
through 3/31/05                         - 5.68           - 5.68

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C, Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class C, Class I and Class R
Shares* compared to a similar investment in Standard & Poor's 500
Index++++. Values illustrated are as follows:


ML Global Technology Fund, Inc.++
Class C Shares*

Date                              Value

6/26/1998**                     $10,000.00
March 1999                      $13,480.00
March 2000                      $29,280.00
March 2001                      $ 9,909.00
March 2002                      $ 8,003.00
March 2003                      $ 4,686.00
March 2004                      $ 7,591.00
March 2005                      $ 6,716.00


ML Global Technology Fund, Inc.++
Class I Shares*

Date                              Value

6/26/1998**                     $ 9,475.00
March 1999                      $12,877.00
March 2000                      $28,245.00
March 2001                      $ 9,655.00
March 2002                      $ 7,892.00
March 2003                      $ 4,671.00
March 2004                      $ 7,657.00
March 2005                      $ 6,854.00


ML Global Technology Fund, Inc.++
Class R Shares*

Date                              Value

6/26/1998**                     $10,000.00
March 1999                      $13,538.00
March 2000                      $29,550.00
March 2001                      $10,048.00
March 2002                      $ 8,172.00
March 2003                      $ 4,822.00
March 2004                      $ 7,934.00
March 2005                      $ 7,058.00


Standard & Poor's 500 Index++++

Date                              Value

6/26/1998**                     $10,000.00
March 1999                      $11,475.00
March 2000                      $13,534.00
March 2001                      $10,600.00
March 2002                      $10,626.00
March 2003                      $ 7,995.00
March 2004                      $10,802.00
March 2005                      $11,525.00

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
     (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

     Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/05                  -11.53%          -12.42%
Five Years Ended 3/31/05                -25.51           -25.51
Inception (6/26/98)
through 3/31/05                         - 5.72           - 5.72

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/05                  -10.49%          -15.19%
Five Years Ended 3/31/05                -24.66           -25.47
Inception (6/26/98)
through 3/31/05                         - 4.68           - 5.43

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 3/31/05                                   -11.04%
Five Years Ended 3/31/05                                 -24.90
Inception (6/26/98) through 3/31/05                      - 5.02



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value    October 1, 2004 to
                                                      October 1,         March 31,          March 31,
                                                          2004              2005               2005
Actual

Class A                                                  $1,000          $1,073.20            $10.23
Class B                                                  $1,000          $1,068.60            $14.50
Class C                                                  $1,000          $1,067.10            $14.71
Class I                                                  $1,000          $1,073.60            $ 8.95
Class R                                                  $1,000          $1,070.40            $11.50

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,015.07            $ 9.94
Class B                                                  $1,000          $1,010.92            $14.09
Class C                                                  $1,000          $1,010.69            $14.31
Class I                                                  $1,000          $1,016.30            $ 8.70
Class R                                                  $1,000          $1,013.83            $11.18

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.98% for Class A, 2.81% for Class B, 2.86% for Class C, 1.73% for Class I and 2.23% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Schedule of Investments                                                                                   (in U.S. dollars)

Country              Industry++              Shares Held    Common Stocks                                          Value
Canada--1.5%         Electronic Equipment &      215,500    Celestica, Inc. (d)(e)                          $     2,911,405
                     Instruments--0.8%

                     Internet Software &         133,500    Open Text Corp. (d)                                   2,409,675
                     Services--0.7%

                                                            Total Common Stocks in Canada                         5,321,080


China--0.8%          Computers &               8,230,000    Lenovo Group Ltd.                                     2,796,323
                     Peripherals--0.8%

                                                            Total Common Stocks in China                          2,796,323


Finland--1.5%        Communications              330,400    Nokia Oyj (c)                                         5,098,072
                     Equipment--1.5%

                                                            Total Common Stocks in Finland                        5,098,072


France--1.6%         Software--1.6%              197,200    Business Objects SA (c)(d)(e)                         5,302,708

                                                            Total Common Stocks in France                         5,302,708


Israel--2.2%         Electronic Equipment &      123,500    Orbotech, Ltd. (d)                                    2,704,650
                     Instruments--0.8%

                     Software--1.4%              220,500    Check Point Software Technologies (d)                 4,793,670

                                                            Total Common Stocks in Israel                         7,498,320


Japan--1.0%          Household Durables--1.0%    221,000    Sharp Corp.                                           3,351,365

                                                            Total Common Stocks in Japan                          3,351,365


Singapore--1.2%      Electronic Equipment &      353,900    Flextronics International Ltd. (d)                    4,260,956
                     Instruments--1.2%

                                                            Total Common Stocks in Singapore                      4,260,956


South Korea--1.6%    Semiconductors &             10,900    Samsung Electronics Co., Ltd.                         5,388,281
                     Semiconductor
                     Equipment--1.6%

                                                            Total Common Stocks in South Korea                    5,388,281


Taiwan--2.2%         Electronic Equipment &      284,200    AU Optronics Corp. (c)                                4,166,372
                     Instruments--1.2%

                     Semiconductors &          1,031,300    United Microelectronics Corp. (c)(d)(e)               3,475,481
                     Semiconductor
                     Equipment--1.0%
                                                            Total Common Stocks in Taiwan                         7,641,853


United States--86.6% Communications              276,600    Adtran, Inc. (e)                                      4,879,224
                     Equipment--16.1%            112,500    Andrew Corp. (d)(e)                                   1,317,375
                                                 432,500    Avaya, Inc. (d)                                       5,051,600
                                                 681,000    Cisco Systems, Inc. (d)                              12,183,090
                                                 312,000    Corning, Inc. (d)                                     3,472,560
                                                 343,100    Ditech Communications Corp. (d)(e)                    4,278,457
                                                  32,372    Enterasys Networks, Inc. (d)                             45,321
                                                 332,400    Extreme Networks (d)                                  1,957,836
                                                 193,700    Juniper Networks, Inc. (d)                            4,273,022
                                                 275,800    Motorola, Inc.                                        4,128,726
                                                 400,200    Netgear, Inc. (d)                                     6,039,018
                                                  53,300    Plantronics, Inc.                                     2,029,664
                                                 151,800    Qualcomm, Inc. (d)                                    5,563,470
                                                                                                            ---------------
                                                                                                                 55,219,363

                     Computers &                  34,200    Apple Computer, Inc. (d)                              1,425,114
                     Peripherals--10.8%          170,400    Dell, Inc. (d)                                        6,546,768
                                                 251,100    Dot Hill Systems Corp. (d)                            1,494,045
                                                 756,400    EMC Corp. (d)                                         9,318,848
                                                 429,000    Gateway, Inc. (d)                                     1,728,870
                                                  41,400    International Business Machines Corp.                 3,783,132
                                                 649,200    McData Corp. (d)(e)                                   2,447,484
                                                 114,300    Network Appliance, Inc. (d)                           3,161,538
                                                 344,600    Novatel Wireless, Inc. (d)                            3,704,450
                                                 179,900    Seagate Technology                                    3,517,045
                                                                                                            ---------------
                                                                                                                 37,127,294


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country              Industry++              Shares Held    Common Stocks                                          Value
United States        Electronic Equipment &       83,600    CDW Corp. (e)                                   $     4,738,448
(continued)          Instruments--4.9%            96,996    Cogent, Inc. (d)                                      2,442,359
                                                 407,100    Merix Corp. (d)                                       4,563,591
                                                 152,400    Photon Dynamics, Inc. (d)                             2,904,744
                                                 408,300    Sanmina-SCI Corp. (d)                                 2,131,326
                                                                                                            ---------------
                                                                                                                 16,780,468

                     Household Durables--0.8%     60,100    Garmin Ltd.                                           2,783,832

                     IT Services--6.9%           126,800    Automatic Data Processing, Inc.                       5,699,660
                                                  37,900    CACI International, Inc. Class A (d)                  2,093,217
                                                  56,000    First Data Corp.                                      2,201,360
                                                 315,600    Paychex, Inc.                                        10,357,992
                                                 229,800    Sapient Corp. (d)                                     1,687,881
                                                 200,000    Unisys Corp. (d)                                      1,412,000
                                                                                                            ---------------
                                                                                                                 23,452,110

                     Internet & Catalog          208,700    eBay, Inc. (d)                                        7,776,162
                     Retail--4.6%                148,600    GSI Commerce, Inc. (d)                                2,010,558
                                                 262,100    IAC/InterActiveCorp (d)(e)                            5,836,967
                                                                                                            ---------------
                                                                                                                 15,623,687

                     Internet Software &         239,900    Aladdin Knowledge Systems (d)                         5,452,927
                     Services--11.4%             176,900    Ask Jeeves (d)(e)                                     4,967,352
                                                  93,700    CNET Networks, Inc. (d)                                 884,528
                                                 131,500    FindWhat.com (d)(e)                                   1,363,655
                                                 129,000    Greenfield Online, Inc. (d)                           2,534,850
                                                 101,200    Infospace, Inc. (d)(e)                                4,131,996
                                                 365,400    Interwoven, Inc. (d)                                  2,846,466
                                                 370,200    Matrixone, Inc. (d)                                   1,765,854
                                                 387,800    RealNetworks, Inc. (d)                                2,241,484
                                                 375,200    SupportSoft, Inc. (d)                                 1,981,056
                                                 210,200    VeriSign, Inc. (d)                                    6,032,740
                                                 143,600    Yahoo!, Inc. (d)                                      4,868,040
                                                                                                            ---------------
                                                                                                                 39,070,948

                     Media--2.4%                 738,500    Sirius Satellite Radio, Inc. (d)(e)                   4,150,370
                                                 124,700    XM Satellite Radio Holdings, Inc. Class A (d)(e)      3,928,050
                                                                                                            ---------------
                                                                                                                  8,078,420

                     Semiconductors &            175,200    Altera Corp. (d)                                      3,465,456
                     Semiconductor               562,500    Amkor Technology, Inc. (d)                            2,171,250
                     Equipment--16.7%            120,400    Broadcom Corp. Class A (d)(e)                         3,602,368
                                                 176,000    Formfactor, Inc. (d)                                  3,984,640
                                                 228,800    Integrated Circuit Systems, Inc. (d)                  4,374,656
                                                 453,600    Intel Corp.                                          10,537,128
                                                 332,700    Intersil Corp. Class A (e)                            5,762,364
                                                 181,300    Maxim Integrated Products, Inc. (e)                   7,409,731
                                                  71,200    Silicon Laboratories, Inc. (d)                        2,115,352
                                                 301,100    Texas Instruments, Inc.                               7,675,039
                                                 205,100    Xilinx, Inc. (e)                                      5,995,073
                                                                                                            ---------------
                                                                                                                 57,093,057


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

Country              Industry++              Shares Held    Common Stocks                                          Value
United States        Software--12.0%              34,900    Altiris, Inc. (d)                               $       832,365
(concluded)                                      218,800    Cadence Design Systems, Inc. (d)(e)                   3,271,060
                                                 272,100    Jamdat Mobile, Inc. (d)(e)                            4,691,004
                                                 469,200    Microsoft Corp.                                      11,340,564
                                                 499,600    Oracle Corp. (d)                                      6,235,008
                                                 156,800    Salesforce.com, Inc. (d)                              2,350,432
                                                 538,900    Symantec Corp. (d)(e)                                11,494,736
                                                  93,200    TIBCO Software, Inc. (d)                                694,340
                                                                                                            ---------------
                                                                                                                 40,909,509

                                                            Total Common Stocks in the United States            296,138,688

                                                            Total Investments in Common Stocks
                                                            (Cost--$368,878,448)--100.2%                        342,797,647


                                              Beneficial
                                                Interest    Short-Term Securities
                                            $    472,564    Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I (a)                                      472,564
                                              73,404,200    Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series (a)(b)                                 73,404,200

                                                            Total Investments in Short-Term Securities
                                                            (Cost--$73,876,764)--21.6%                           73,876,764


                                               Number of
                                               Contracts    Options Purchased
                     Put Options                   3,997    Oracle Corp., expiring June 2005 at USD 12,
                     Purchased--0.1%                        Broker Citigroup Global Markets                         179,865
                                                     720    Seagate Technology, expiring June 2005 at
                                                            USD 17.50, Broker UBS Securities                         46,800

                                                            Total Investments in Options Purchased
                                                            (Premiums Paid--$225,982)--0.1%                         226,665

                     Total Investments (Cost--$442,981,194*)--121.9%                                            416,901,076
                     Liabilities in Excess of Other Assets--(21.9%)                                            (74,913,425)
                                                                                                            ---------------
                     Net Assets--100.0%                                                                     $   341,987,651
                                                                                                            ===============

  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                      $   444,318,185
                                                        ===============
    Gross unrealized appreciation                       $     8,255,500
    Gross unrealized depreciation                          (35,672,609)
                                                        ---------------
    Net unrealized depreciation                         $  (27,417,109)
                                                        ===============

 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes for this report, which may combine such industry sub-classifications for reporting ease.
    These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                              Interest/
                                               Net             Dividend
    Affiliate                                Activity            Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I             $ (9,067,000)       $162,430
    Merrill Lynch Liquidity Series,
       LLC Money Market Series             $(16,009,000)       $ 82,115
    Merrill Lynch Premier
       Institutional Fund                   (29,804,400)       $  3,803

(b) Security was purchased with the cash proceeds from securities loans.

(c) Depositary Receipts.

(d) Non-income producing security.

(e) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Statement of Assets and Liabilities

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $70,681,616) (identified cost--$368,878,448)                                           $   342,797,647
           Investments in affiliated securities, at value (identified cost--$73,876,764)                         73,876,764
           Options purchased, at value (premiums paid--$225,982)                                                    226,665
           Cash                                                                                                      63,333
           Receivables:
               Securities sold                                                            $     2,819,465
               Dividends                                                                          220,463
               Capital shares sold                                                                 31,415
               Securities lending                                                                  11,088
               Interest from affiliates                                                             4,568         3,086,999
                                                                                          ---------------
           Prepaid expenses                                                                                          71,451
                                                                                                            ---------------
           Total assets                                                                                         420,122,859
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             73,404,200
           Payables:
               Securities purchased                                                             2,178,934
               Capital shares redeemed                                                          1,066,407
               Other affiliates                                                                   658,930
               Investment adviser                                                                 231,744
               Options purchased                                                                  183,862
               Distributor                                                                        165,632         4,485,509
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   245,499
                                                                                                            ---------------
           Total liabilities                                                                                     78,135,208
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   341,987,651
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     1,074,645
           Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          1,987,423
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            628,613
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,370,177
           Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                             17,318
           Paid-in capital in excess of par                                                                   1,595,250,377
           Accumulated investment loss--net                                              $       (42,741)
           Accumulated realized capital losses--net                                       (1,232,222,255)
           Unrealized depreciation--net                                                      (26,075,906)
                                                                                         ----------------
           Total accumulated losses--net                                                                    (1,258,340,902)
                                                                                                            ---------------
           Net Assets                                                                                       $   341,987,651
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $74,023,149 and 10,746,448 shares outstanding                    $          6.89
                                                                                                            ===============
           Class B--Based on net assets of $129,911,118 and 19,874,228 shares outstanding                   $          6.54
                                                                                                            ===============
           Class C--Based on net assets of $40,997,490 and 6,286,125 shares outstanding                     $          6.52
                                                                                                            ===============
           Class I--Based on net assets of $95,896,830 and 13,701,772 shares outstanding                    $          7.00
                                                                                                            ===============
           Class R--Based on net assets of $1,159,064 and 173,184 shares outstanding                        $          6.69
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Statement of Operations

For the Year Ended March 31, 2005
Investment Income

           Dividends (net of $108,919 foreign withholding tax)                                              $     3,443,263
           Interest (including $162,430 from affiliates)                                                            233,113
           Securities lending--net                                                                                   85,918
                                                                                                            ---------------
           Total income                                                                                           3,762,294
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,647,243
           Account maintenance and distribution fees--Class B                                   1,670,240
           Transfer agent fees--Class B                                                           910,249
           Transfer agent fees--Class I                                                           719,811
           Professional fees                                                                      650,376
           Account maintenance and distribution fees--Class C                                     513,694
           Transfer agent fees--Class A                                                           412,700
           Transfer agent fees--Class C                                                           304,504
           Account maintenance fees--Class A                                                      221,277
           Accounting services                                                                    193,199
           Custodian fees                                                                          90,963
           Printing and shareholder reports                                                        88,156
           Registration fees                                                                       66,073
           Directors' fees and expenses                                                            45,756
           Pricing fees                                                                             6,168
           Account maintenence and distribution fees--Class R                                       4,879
           Transfer agent fees--Class R                                                             4,731
           Other                                                                                   51,104
                                                                                          ---------------
           Total expenses before waiver                                                        10,601,123
           Waiver of expenses                                                                   (126,834)
                                                                                          ---------------
           Total expenses after waiver                                                                           10,474,289
                                                                                                            ---------------
           Investment loss--net                                                                                 (6,711,995)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                 9,784,681
               Options written--net                                                             (760,517)
               Short sales--net                                                               (1,349,109)
               Foreign currency transactions--net                                               (121,334)         7,553,721
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                              (63,885,241)
               Options written--net                                                              (13,655)
               Short sales--net                                                                 (142,477)
               Foreign currency transactions--net                                                   3,810      (64,037,563)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                             (56,483,842)
                                                                                                            ---------------
           Net Decrease in Net Assets Resulting from Operations                                             $  (63,195,837)
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Statements of Changes in Net Assets
                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                               2005               2004
Operations

           Investment loss--net                                                           $   (6,711,995)   $  (11,674,787)
           Realized gain--net                                                                   7,553,721       113,673,969
           Change in unrealized appreciation/depreciation--net                               (64,037,563)       173,261,357
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets resulting from operations                   (63,195,837)       275,260,539
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (214,812,876)     (106,258,288)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          2,351                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                          (278,006,362)       169,002,251
           Beginning of year                                                                  619,994,013       450,991,762
                                                                                          ---------------   ---------------
           End of year*                                                                   $   341,987,651   $   619,994,013
                                                                                          ===============   ===============
               * Accumulated investment loss--net                                         $      (42,741)                --
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Financial Highlights
                                                                                         Class A

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                $     7.72   $     4.72   $     7.99   $     9.81   $    29.68
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.08)        (.11)        (.09)        (.12)        (.16)
           Realized and unrealized gain (loss)--net               (.75)         3.11       (3.18)       (1.70)      (18.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.83)         3.00       (3.27)       (1.82)      (19.05)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.82)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.89   $     7.72   $     4.72   $     7.99   $     9.81
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  (10.75%)       63.56%     (40.93%)     (18.55%)     (65.88%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                1.94%        1.85%        1.94%        1.67%        1.41%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.97%        1.85%        1.94%        1.67%        1.41%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.14%)      (1.56%)      (1.55%)      (1.30%)       (.78%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   74,023   $  108,969   $   73,949   $  142,697   $  176,188
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   191.03%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Financial Highlights (continued)
                                                                                         Class B

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                $     7.38   $     4.55   $     7.78   $     9.62   $    29.28
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.13)        (.16)        (.13)        (.19)        (.33)
           Realized and unrealized gain (loss)--net               (.71)         2.99       (3.10)       (1.65)      (18.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.84)         2.83       (3.23)       (1.84)      (18.91)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.54   $     7.38   $     4.55   $     7.78   $     9.62
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  (11.38%)       62.20%     (41.52%)     (19.13%)     (66.16%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                2.77%        2.68%        2.78%        2.47%        2.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               2.80%        2.68%        2.78%        2.47%        2.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (1.98%)      (2.39%)      (2.41%)      (2.10%)      (1.55%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  129,911   $  224,281   $  181,756   $  474,172   $  702,671
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   191.03%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Financial Highlights (continued)
                                                                                         Class C

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                $     7.37   $     4.55   $     7.77   $     9.62   $    29.28
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.13)        (.16)        (.13)        (.19)        (.33)
           Realized and unrealized gain (loss)--net               (.72)         2.98       (3.09)       (1.66)      (18.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.85)         2.82       (3.22)       (1.85)      (18.91)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     6.52   $     7.37   $     4.55   $     7.77   $     9.62
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  (11.53%)       61.98%     (41.44%)     (19.23%)     (66.16%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                2.82%        2.73%        2.85%        2.51%        2.19%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               2.85%        2.73%        2.85%        2.51%        2.19%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                 (2.02%)      (2.44%)      (2.48%)      (2.14%)      (1.56%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   40,997   $   66,594   $   50,295   $  123,955   $  153,446
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   191.03%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Financial Highlights (continued)
                                                                                         Class I

The following per share data and ratios have been derived                      For the Year Ended March 31,
from information provided in the financial statements.           2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                $     7.82   $     4.77   $     8.06   $     9.86   $    29.81
                                                             ----------   ----------   ----------   ----------   ----------
           Investment loss--net**                                 (.06)        (.09)        (.07)        (.10)        (.11)
           Realized and unrealized gain (loss)--net               (.76)         3.14       (3.22)       (1.70)      (18.99)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       (.82)         3.05       (3.29)       (1.80)      (19.10)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions in excess of realized
           gain--net                                                 --           --           --           --        (.85)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     7.00   $     7.82   $     4.77   $     8.06   $     9.86
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  (10.49%)       63.94%     (40.82%)     (18.26%)     (65.82%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                1.69%        1.60%        1.69%        1.42%        1.17%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.71%        1.60%        1.69%        1.42%        1.17%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment loss--net                                  (.85%)      (1.31%)      (1.30%)      (1.05%)       (.53%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $   95,897   $  219,677   $  144,992   $  272,576   $  339,412
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   191.03%      120.50%       78.42%      165.34%      122.11%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                             For the Period
                                                                                                            January 3, 2003
The following per share data and ratios have been derived                      For the Year Ended March 31,   to March 31,
from information provided in the financial statements.                              2005          2004            2003
Per Share Operating Performance

           Net asset value, beginning of period                                  $       7.52   $       4.57   $       4.92
                                                                                 ------------   ------------   ------------
           Investment loss--net***                                                      (.09)          (.13)          (.01)
           Realized and unrealized gain (loss)--net                                     (.74)           3.08          (.34)
                                                                                 ------------   ------------   ------------
           Total from investment operations                                             (.83)           2.95          (.35)
                                                                                 ------------   ------------   ------------
           Net asset value, end of period                                        $       6.69   $       7.52   $       4.57
                                                                                 ============   ============   ============

Total Investment Return**

           Based on net asset value per share                                        (11.04%)         64.55%      (7.11%)++
                                                                                 ============   ============   ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                      2.21%          2.10%         2.17%*
                                                                                 ============   ============   ============
           Expenses                                                                     2.25%          2.10%         2.17%*
                                                                                 ============   ============   ============
           Investment loss--net                                                       (1.34%)        (1.81%)       (1.46%)*
                                                                                 ============   ============   ============

Supplemental Data

           Net assets, end of period (in thousands)                              $      1,159   $        472   $     --++++
                                                                                 ============   ============   ============
           Portfolio turnover                                                         191.03%        120.50%         78.42%
                                                                                 ============   ============   ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

          ++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,790,588 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $121,334 has been reclassified between accumulated net investment loss and accumulated net realized capital losses as a result of permanent differences attributable to net operating losses, foreign currency transactions, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets in excess of $2 billion. For the year ended March 31, 2005, MLIMwaived a portion of its fee. MLIM earned fees of $4,647,243, of which $126,834 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)


Pursuant to the Distribution Plan adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                       $ 1,520               $ 22,711
Class I                       $    67               $  1,049


For the year ended March 31, 2005, MLPF&S received contingent deferred sales charges of $87,953 and $3,559 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended March 31, 2005, MLIM, LLC received $34,119 in securities lending agent fees.

In addition, MLPF&S received $1,008,566 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2005.

For the year ended March 31, 2005, the Fund reimbursed MLIM $10,541 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2005 were $875,513,171 and $1,091,171,221, respectively.

Transactions in call options written for the year ended March 31, 2005 were as follows:

                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of year                      26,794      $   1,291,005
Options written                           17,751          1,943,336
Options closed                          (42,933)        (3,171,476)
Options expired                          (1,612)           (62,865)
                                   -------------      -------------
Outstanding call options written,
   end of year                                --      $          --
                                   =============      =============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $214,812,876 and $106,258,288 for the years ended March 31, 2005 and March 31, 2004, respectively.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                              639,993    $     4,427,973
Automatic conversion of shares         1,341,902          9,407,458
                                  --------------    ---------------
Total issued                           1,981,895         13,835,431
Shares redeemed                      (5,355,506)       (37,252,669)
                                  --------------    ---------------
Net decrease                         (3,373,611)    $  (23,417,238)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            1,814,028    $    12,502,697
Automatic conversion of shares         1,834,486         12,864,408
                                  --------------    ---------------
Total issued                           3,648,514         25,367,105
Shares redeemed                      (5,196,672)       (36,583,004)
                                  --------------    ---------------
Net decrease                         (1,548,158)    $  (11,215,899)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                            1,234,352    $     8,168,322
                                  --------------    ---------------
Shares redeemed                     (10,323,754)       (68,082,390)
Automatic conversion of shares       (1,407,406)        (9,407,458)
                                  --------------    ---------------
Total redeemed                      (11,731,160)       (77,489,848)
                                  --------------    ---------------
Net decrease                        (10,496,808)    $  (69,321,526)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            4,619,935    $    29,764,623
                                  --------------    ---------------
Shares redeemed                     (12,253,447)       (81,674,365)
Automatic conversion of shares       (1,908,427)       (12,864,408)
                                  --------------    ---------------
Total redeemed                        14,161,874         94,538,773
                                  --------------    ---------------
Net decrease                         (9,541,939)    $  (64,774,150)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                              241,243    $     1,605,067
Shares redeemed                      (2,989,064)       (19,769,423)
                                  --------------    ---------------
Net decrease                         (2,747,821)     $ (18,164,356)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                              950,656    $     6,234,682
Shares redeemed                      (2,975,239)       (19,820,832)
                                  --------------    ---------------
Net decrease                         (2,024,583)    $  (13,586,150)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                            1,066,631    $     7,411,003
Shares redeemed                     (15,454,518)      (112,084,394)
                                  --------------    ---------------
Net decrease                        (14,387,887)    $ (104,673,391)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            6,905,738    $    47,816,845
Shares redeemed                      (9,207,312)       (64,988,146)
                                  --------------    ---------------
Net decrease                         (2,301,574)    $  (17,171,301)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended March 31, 2005                      Shares             Amount

Shares sold                              289,230    $     1,969,877
Shares redeemed                        (178,902)        (1,206,242)
                                  --------------    ---------------
Net increase                             110,328    $       763,635
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                               80,301    $       622,329
Shares redeemed                         (17,465)          (133,117)
                                  --------------    ---------------
Net increase                              62,836    $       489,212
                                  ==============    ===============


Effective June 30, 2004, the Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) on Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:
As of March 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                $              --
Undistributed long-term capital gains--net                       --
                                                  -----------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (1,223,423,930)*
Unrealized losses--net                               (34,916,972)**
                                                  -----------------
Total accumulated losses--net                     $ (1,258,340,902)
                                                  =================

 * On March 31, 2005, the Fund had a net capital loss carryforward of $1,223,423,930, of which $36,933,716 expires in 2008,
   $37,623,208 expires in 2009, $918,433,560 expires in 2010,
   $226,710,557 expires in 2011 and  $3,722,889 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October currency and capital losses for tax purposes.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2005


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Manager") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Manager or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.


Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement (the "Management Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Manager and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall quality of services provided by the Manager to be generally of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Management Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Management Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year;
(d) information on the profitability to the Manager and its affiliates of the Management Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Manager concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process including but not limited to payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and the sub-adviser and their affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement in November 2004 and the sub-advisory agreement, the independent directors' and Board's review included the following:

The Manager's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Manager, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Manager's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Manager were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The fact that the Fund's performance for the three and five year periods ended March 31, 2004 was negative is disappointing to the Board; however, the Board noted that during this period technology funds in general have posted negative returns. In addition, while the volatility of the Fund's performance has also been disappointingly high, the Board believes that the volatility of both individual technology stocks and technology funds has also been high. The Board is continuing to work with the Manager to try to improve absolute performance and, to the extent possible, to reduce volatility of performance. As for the relative performance of the Fund in relation to comparable funds, the Board notes that, while Fund's performance was somewhat below the median of the comparable group for the most recent three and five year periods, it was above the median for the one year period ended March 31, 2004. Considering all these factors, the Board concluded that the Fund's performance, while disappointing, did not preclude the renewal of the Management Agreement (subject to the waiver discussed below).

The Manager's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Manager's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that Messrs. Zidar and Vignola, the Fund's portfolio managers, each has over eight years' experience, analyzing and investing in equity securities of technology companies located both within and outside the United States. The Board also noted that the portfolio managers had been managing the portfolio for only four months as of November 2004 and considered their experience and the opportunity for improvement as a result of the change in portfolio managers. The Board discussed with the Manager the complexities of investing in the technology sector, the risk management processes in place, and the oversight of senior portfolio management. The Board recognized that the Manager and its investment staff and the Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board considered the services provided and the fees charged by the Manager to other types of clients, such as offshore funds, with similar investment mandates and noted that the fees charged by the Manager in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Board noted that the Fund ranked generally somewhat above the median of its eight comparable funds classified by Lipper with respect to both its contractual and actual management fee rates and with respect to its overall operating expenses. The Board discussed with the Manager approaches to reduce Fund expenses and as a result of that discussion the Manager agreed to a fee waiver of 10 basis points (0.10%) which would remain in effect until performance of the Fund was above the bottom quartile on a trailing 12-month basis. The Board concluded that the Fund's management fee and fee rate and overall expense ratio, including the fee waiver are reasonable compared to those of other comparable funds.

Profitability--The Board considered the costs of the services provided to the Fund by the Manager and the Manager's and its affilates' profits relating to the management and distribution of the Fund and of the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board noted that, for the past two years, the Fund has not been profitable for the Manager.

Economies of Scale--The Board considers whether there have been economies of scale in respect of the management of the Fund and whether the Fund has appropriately benefited from any available economies of scale. While there is no evidence to date of any economies in the management of the Fund, the Board noted that the Fund's management fee schedule includes breakpoints that reduce the management fee rate as the Fund's assets increase above certain levels.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Management Agreement and the sub-advisory agreement, concluding that the advisory fee, including the fee waiver, was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Officers and Directors
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Robert C. Doll, Jr.*  President     2005 to   President of MLIM/FAM-advised funds since     124 Funds      None
P.O. Box 9011         and           present   2005; President of MLIM and FAM since 2001;   163 Portfolios
Princeton,            Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of Oppenheimer Funds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
  Administrators, L.P. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes      Director      2000 to   Professor Emeritus of Finance, School     48 Funds           None
P.O. Box 9095                       present   of Business, State University of          48 Portfolios
Princeton,                                    New York at Albany since 2000 and
NJ 08543-9095                                 Professor thereof from 1989 to 2000;
Age: 64                                       International Consultant, Urban Institute
                                              from 1995 to 1999.


Cynthia A. Montgomery Director      2000 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern                  (manufacturing)
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid       Director      2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc.
                                              (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C.
                                              Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc.
                                              since 1998; Director and Secretary of
                                              SCB Partners, Inc. since 2000; Director
                                              of Covenant House from 2001 to 2004.


Roscoe S. Suddarth    Director      2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to
                                              1990.


Richard R. West       Director      1998 to   Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095                       present   Dean from 1984 to 1993 and since 1995         48 Portfolios  Inc. (financial
Princeton,                                    Dean Emeritus of New York University                         printers);
NJ 08543-9095                                 Leonard N. Stern School of Business                          Vornado Realty
Age: 67                                       Administration.                                              Trust (real estate
                                                                                                           company);
                                                                                                           Alexander's, Inc.
                                                                                                           (real estate
                                                                                                           company)


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Officers and Directors (concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)


Edward D. Zinbarg     Director      1998 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,            and           and       and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011         Treasurer     1999 to   of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to
Age: 44                             present   2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Dominic Vignola       Vice          2005 to   Vice President of MLIM since 2000 and member of MLIM's Global Technology
P.O. Box 9011         President     present   Team since 2000.
Princeton,
NJ 08543-9011
Age: 35


Robert Zidar          Vice          2004 to   Director (Equities) of MLIM since 2000.
P.O. Box 9011         President     present
Princeton,
NJ 08543-9011
Age: 40


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM (Americas Region) since
Princeton,            Officer                 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director
NJ 08543-9011                                 of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 53                                       Managing Director and Global Director of Compliance at Citigroup Asset
                                              Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in
                                              Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                    FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Global Technology Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes,
           (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

   (a) Audit Fees -     Fiscal Year Ending March 31, 2005 - $38,000
                        Fiscal Year Ending March 31, 2004 - $42,500

   (b) Audit-Related Fees -
                        Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (c) Tax Fees -       Fiscal Year Ending March 31, 2005 - $6,300
                        Fiscal Year Ending March 31, 2004 - $5,800

   The nature of the services include tax compliance, tax advice and tax planning.

   (d) All Other Fees - Fiscal Year Ending March 31, 2005 - $0
                        Fiscal Year Ending March 31, 2004 - $0

   (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

   (e)(2)  0%

   (f) Not Applicable

   (g) Fiscal Year Ending March 31, 2005 - $10,018,400
       Fiscal Year Ending March 31, 2004 - $16,708,160

   (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
   (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

   Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 23, 2005